SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

Non-Invasive Monitoring Systems, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

0-13176	59-2007840
(Commission File Number)	(I.R.S. Employer Identification No.)

1666 Kennedy Causeway Avenue, Suite 308 North Bay Village Florida	33141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 861-0075

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 10, 2006, Non-Invasive Monitoring Systems, Inc. (“NIMS”) announced that NIMS was been awarded a Small Business Innovative Research (SBIR) Phase 1, six month research contract in the amount of $99,624 for “The Use of Non-Invasive Methods to Determine Stroke Volume.”

A copy of the press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits Furnished.

99.1	Press Release, dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NON-INVASIVE MONITORING SYSTEMS, INC.

Dated: January 17, 2006	/s/ Gary W. Macleod
Gary W. Macleod
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 10, 2006.